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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of Earliest Event Reported) August 29, 2001
                                                         ---------------

ABN AMRO MORTGAGE CORPORATION (as depositor under the Pooling and Servicing Agreement, dated as of August 1, 2001 providing for, inter alia, the issuance of ABN AMRO Mortgage Corporation Mortgage Pass-Through Certificates Series 2001-5)


                   ABN AMRO Mortgage Corporation Series 2001-5
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             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


         333-85443-11                                 363886007
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    (Commission File Number)              (I.R.S. Employer Identification No.)



     135 South LaSalle Street
          Chicago, Illinois                                     60603
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(Address of Principal Executive Offices)                      (Zip Code)


                                  312-904-2000
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              (Registrant's Telephone Number, Including Area Code)


                181 West Madison Street, Chicago, Illinois 60602
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          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

     Description of the Certificates and the Mortgage Pool.

     On August 29, 2001, a single series of certificates, entitled ABN AMRO Mortgage Corporation, Mortgage Pass-Through Certificates, Series 2001-5 (the "Certificates"), was issued pursuant to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") attached hereto as Exhibit 4.1, dated as of August 1, 2001, among ABN AMRO Mortgage Corporation, as depositor (the "Depositor"), ABN AMRO Mortgage Group, Inc., as servicer and The Chase Manhattan Bank, as trustee. The Certificates consist of thirty-four classes identified as the "Class IA-1 Certificates", the "Class IA-2 Certificates", the "Class IA-3 Certificates", the "Class IA-4 Certificates", the "Class IA-5 Certificates", the "Class IA-6 Certificates", the "Class IA-7 Certificates", the "Class IA-8 Certificates", the "Class IA-9 Certificates", the "Class IA-10 Certificates", the "Class IA-11 Certificates", the "Class IA-12 Certificates", the "Class IA-13 Certificates", the "Class IA-14 Certificates", the "Class IA-15 Certificates", the "Class IA-16 Certificates", the "Class IA-17 Certificates", the Class IA-18 Certificates", the "Class IM Certificates", the "Class IB-1 Certificates", the "Class IB-2 Certificates", the "Class IB-3 Certificates", the "Class IB-4 Certificates", the "Class IB-5 Certificates", the "Class IIA-1 Certificates", the Class IIA-P Certificates", the Class IIA-X Certificates", the "Class IIM Certificates", the "Class IIB-1 Certificates", the "Class IIB-2 Certificates", the "Class IIB-3 Certificates", the "Class IIB-4 Certificates", the "Class IIB-5 Certificates" and the "Class R Certificate", respectively, and were issued in exchange for, and evidence the entire beneficial ownership interest in, the assets of a trust fund (the "Trust Fund") consisting primarily of a pool (the "Mortgage Pool") of conventional, one-to four-unit residential first mortgage loans (the "Mortgage Loans"), having as of the close of business on August 1, 2001 (the "Cut-off Date"), an aggregate principal balance of approximately $402,571,555 (the "Initial Pool Balance"), after taking into account all payments of principal due on the Mortgage Loans on or before such date, whether or not received. The Depositor acquired certain of the Trust Fund assets from ABN AMRO Mortgage Group, Inc. ("AAMGI") pursuant to a Mortgage Loan Purchase Agreement (the "AAMGI Mortgage Loan Purchase Agreement") dated August 29, 2001, attached hereto as Exhibit 4.2, between AAMGI as seller and the Depositor as purchaser. The Class IA-1, Class IA-2, Class IA-3, Class IA-4, Class IA-5, Class IA-6, Class IA-7, Class IA-8, Class IA-9, Class IA-10, Class IA-11, Class IA-12, Class IA-13, Class IA-14, Class IA-15, Class IA-16, Class IA-17, Class IA-18, Class IM, Class IB-1, Class IB-2, Class IIA-1, Class IIA-P, Class IIA-X, Class IIM, Class IIB-1, Class IIB-2, and Class R Certificates were publicly offered, as described in a Prospectus, dated August 29, 2001, and a Prospectus Supplement, dated August 29, 2001, pursuant to an Underwriting Agreement (the "Underwriting Agreement") dated August 29, 2001, attached hereto as Exhibit 1.1, among the Depositor, ABN AMRO North America, Inc. ("AANA"), Lehman Brothers Inc. ("Lehman") and ABN AMRO Incorporated ("AAI") (Lehman and AAI being referred to herein, collectively, as the "Underwriters") and the Terms Agreement (the "Terms Agreement") dated August 29, 2001, attached hereto as Exhibit 1.2, among the Depositor, ABN AMRO North America, Inc. ("AANA") and the Underwriters. The Depositor sold the Class IB-3, Class IB-4, Class IB-5, Class IIB-3, Class IIB-4 and Class IIB-5 Certificates to Lehman as initial purchaser (in such capacity, the "Initial Purchaser") pursuant to a purchase agreement dated August 29, 2001, among the Depositor, AANA and the Initial Purchaser.

     Each Class of Certificates will have an approximate initial certificate principal balance ("Certificate Balance") or a certificate notional balance ("Notional Amount"). The Class IA-1 Certificates have an approximate initial aggregate Certificate Balance of $42,145,000. The Class IA-2 Certificates have an approximate initial aggregate Certificate Balance of $16,000,000. The Class IA-3 Certificates have an approximate initial aggregate Certificate Balance of $33,300,000. The Class IA-4 Certificates have an approximate initial aggregate Certificate Balance of $23,000,000. The Class IA-5 Certificates have an approximate initial aggregate Notional Amount of $13,655,517. The Class IA-6 Certificates have an approximate initial aggregate Notional Balance of $2,831,051. The Class IA-7 Certificates have an approximate initial aggregate Certificate Balance of $20,240,000. The Class IA-8 Certificates have an approximate initial aggregate Certificate Balance of $30,000,000. The Class IA-9 Certificates have an approximate initial aggregate Certificate Balance of $20,000,000. The Class IA-10 Certificates have an approximate initial aggregate Certificate Balance of $20,000,000. The Class IA-11 Certificates have an approximate initial aggregate Certificate Balance of $10,000,000. The Class IA-12 Certificates have an approximate initial aggregate Certificate Balance of $59,848,854. The Class IA-13 Certificates have an approximate initial aggregate Certificate Balance of $7,564,000. The Class IA-14 Certificates have an approximate initial aggregate Certificate Balance of $2,000,000. The Class IA-15 Certificates have an approximate initial aggregate Notional Amount of $115,172. The Class IA-16 Certificates have an approximate initial aggregate Certificate Balance of $650,000. The Class IA-17 Certificates have an approximate initial aggregate Certificate Balance of $680,000. The Class IA-18 Certificates have an approximate initial aggregate Certificate Balance of $340,000. The Class IM Certificates have an approximate initial aggregate Certificate Balance of $4,585,000. The Class IB-1 Certificates have an approximate initial aggregate Certificate Balance of $2,218,000. The Class IB-2 Certificates have an approximate initial aggregate Certificate Balance of $1,183,000. The Class IB-3 Certificates have an approximate initial aggregate Certificate Balance of $887,000. The Class IB-4 Certificates have an approximate initial aggregate Certificate Balance of $591,000. The Class IB-5 Certificates have an approximate initial aggregate Certificate Balance of $594,287. The Class IIA-1 Certificates have an approximate initial aggregate Certificate Balance of $103,016,000. The Class IIA-P Certificates have an approximate initial aggregate Certificate Balance of $1,860,453. The Class IIA-X Certificates have an approximate initial aggregate Notional Amount of $1,887,131. The Class IIM Certificates have an approximate initial


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aggregate Certificate Balance of $1,014,000. The Class IIB-1 Certificates have an approximate initial aggregate Certificate Balance of $320,000. The Class IIB-2 Certificates have an approximate initial aggregate Certificate Balance of $213,000. The Class IIB-3 Certificates have an approximate initial aggregate Certificate Balance of $106,000. The Class IIB-4 Certificates have an approximate initial aggregate Certificate Balance of $106,000. The Class IIB-5 Certificates have an approximate initial aggregate Certificate Balance of $109,861. The Class R Certificate has an initial Certificate Principal Balance of $100.

Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Pooling and Servicing Agreement.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (a) Not applicable

     (b) Not applicable

     (c) Exhibits


EXHIBIT
  NO.     DOCUMENT DESCRIPTION
-------   --------------------
 1.1 Underwriting Agreement, dated as of August 29, 2001, among ABN AMRO Mortgage Corporation, ABN AMRO North America, Inc., ABN AMRO Incorporated and Lehman Brothers Inc.

 1.2 Terms Agreement, dated August 29, 2001, among ABN AMRO Mortgage Corporation, ABN AMRO North America, Inc., ABN AMRO Incorporated and Lehman Brothers Inc.

 4.1 Pooling and Servicing Agreement, dated as of August 1, 2001, among ABN AMRO Mortgage Corporation as depositor, ABN AMRO Mortgage Group, Inc. as servicer, and The Chase Manhattan Bank as trustee.

 4.2 Mortgage Loan Purchase Agreement, dated as of August 29, 2001, between ABN AMRO Mortgage Group, Inc. as seller and ABN AMRO Mortgage Corporation as purchaser.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        ABN AMRO MORTGAGE CORPORATION
                                                 (Registrant)




Dated: August 29, 2001                  By: /s/ Maria Fregosi
                                            -------------------------------
                                            Name:  Maria Fregosi
                                            Title: Vice-President




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                                INDEX TO EXHIBITS



EXHIBIT
  NO.     DOCUMENT DESCRIPTION
-------   --------------------
 1.1 Underwriting Agreement, dated as of August 29, 2001, among ABN AMRO Mortgage Corporation, ABN AMRO North America, Inc., ABN AMRO Incorporated and Lehman Brothers Inc.

 1.2 Terms Agreement, dated August 29, 2001, among ABN AMRO Mortgage Corporation, ABN AMRO North America, Inc., ABN AMRO Incorporated and Lehman Brothers Inc.

 4.1 Pooling and Servicing Agreement, dated as of August 1, 2001, among ABN AMRO Mortgage Corporation as depositor, ABN AMRO Mortgage Group, Inc. as servicer, and The Chase Manhattan Bank as trustee.

 4.2 Mortgage Loan Purchase Agreement, dated as of August 29, 2001, between ABN AMRO Mortgage Group, Inc. as seller and ABN AMRO Mortgage Corporation as purchaser.